Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of December 13, 2010 (this “Amendment”) to the Loan Agreement dated as of December 31, 2009 (the “Credit Agreement”), among SUPERMEDIA INC. (formerly known as IDEARC INC.) (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as collateral agent and administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Each capitalized term used and not defined herein shall have the meaning assigned to it in the Credit Agreement.

SECTION 2.  Amendments to Section 1.01.  (a)  Section 1.01 of the Credit Agreement is hereby amended by deleting the following defined terms, which shall no longer constitute a part of Section 1.01 of the Credit Agreement:  (i) “Trigger Date” and (ii) “Minimum Prepayment Amount”.

(b)  The definition of “Permitted Acquisition” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (d) in its entirety and replacing it with the following language: “(d) the aggregate consideration for all Permitted Acquisitions made after the Closing Date (excluding (x) consideration in the form of common Equity Interests of the Borrower, (y) cash proceeds from the issuance or sale of common Equity Interests of the Borrower used to pay the purchase price for such acquisition within 90 days after receipt thereof and (z) Indebtedness incurred pursuant to Section 6.01(a)(vi) as part of such consideration) shall not exceed an amount equal to the sum of (i) $50,000,000, plus (ii) Available Retained Cash, minus (iii) any amounts expended to make Voluntary Prepayments,”.

SECTION 3.  Amendment to Section 2.15.  Sections 2.15(a) and (b) of the Credit Agreement are hereby replaced with the following:

“(a)  The Borrower may elect to notify the Administrative Agent and the Lenders that it may wish to make below par voluntary prepayments of the Loans (each such payment a “Voluntary Prepayment”) pursuant to the procedures set forth in this Section 2.15; provided that no Voluntary Prepayment shall be made after the date that is 90 days after the First Amendment Effective Date (as defined in the First Amendment to this Agreement).  At the time of any Voluntary Prepayment, (i) the Borrower shall certify, with reasonable supporting detail (as determined by the Administrative Agent), that no Event of Default pursuant to Section 6.13 could reasonably be expected to occur during the succeeding four calendar quarters if such Voluntary Prepayment is not made and (ii) such Voluntary Prepayment shall have been approved by at least 66 2/3% of the Borrower’s Board of Directors.  In addition, immediately prior to and after giving effect to any Voluntary Prepayment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Loan Parties shall have Unrestricted Cash of at least $150,000,000.

(b)  In connection with any Voluntary Prepayment, the Borrower shall notify the Lenders (the “Prepayment Notice”) that the Borrower desires to prepay Loans with cash proceeds in an aggregate amount (each, a “Prepayment Amount”) specified by the Borrower (which amount shall be not less than $10,000,000, or, in the case of the first Prepayment Notice delivered hereunder, $25,000,000) at a price within a range (the “Range”) to be specified by the Borrower equal to a percentage of par (not to exceed 100%) (the “Payment Percentage”) of the principal amount of the Loans to be prepaid.  No proposed Voluntary Prepayment shall be made if the aggregate cash amount paid by the Borrower for all Voluntary Prepayments undertaken by the Borrower pursuant to this Section 2.15 would, immediately after giving effect to a proposed Voluntary Prepayment, exceed $185,000,000 less cash paid (and, (x) for the avoidance of doubt, without regard to any other form of consideration paid or assumed, and (y) excluding from the phrase “cash paid” as used herein, any cash proceeds of common Equity Issuances of the Borrower which are used to effect Permitted Acquisitions or the incurrence of Indebtedness permitted by Section 6.01(a)(vi)) for Permitted Acquisitions since the Closing Date (excluding the first $50,000,000 of such cash paid).”

SECTION 4.  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date and after giving effect hereto:

(a)  This Amendment has been duly authorized, executed and delivered by the Borrower, and each of this Amendment and the Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  No Default or Event of Default has occurred and is continuing.

(c)  All representations and warranties of each Loan Party contained in the Loan Documents (as amended hereby) are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to representations and warranties expressly made only as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

SECTION 5.  Effectiveness.  The amendments contemplated hereby shall become effective as of the first date (the “First Amendment Effective Date”) on which:

(a)  The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

(b)  The Administrative Agent shall have received payment of all reasonable fees and out-of-pocket expenses, to the extent invoiced, to be paid or reimbursed to it by the Borrower pursuant to the Credit Agreement, including those referred to in Section 7 hereof.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding.

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SECTION 6.  Effect of Amendment.  (a)  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  This Amendment shall constitute a Loan Document.

(b)  On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement (as amended hereby).

SECTION 7.  Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent.

SECTION 8.  Governing Law; Counterparts.  (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and all such counterparts together shall constitute one and the same instrument. Delivery of any executed counterpart of a signature page to this Amendment by email or facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUPERMEDIA INC.

By

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By

Name:
Title:

Lender Signature page to
the First Amendment
to the Supermedia Inc.
Credit Agreement

To approve the First Amendment: Name of Lender:

By

Name:
Title:

For any Lender requiring a second signature line:

By

Name:
Title: